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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported):  June 20, 2001


                   CORNERSTONE  REALTY  INCOME  TRUST,  INC.
             (Exact name of registrant as specified in its charter)


         Virginia                     001-12875                 54-1589139
(State or other jurisdiction         (Commission             (I.R.S. Employer
     of incorporation)               File Number)         Identification Number)

306 East Main Street, Richmond, VA                                23219
(Address of principal executive offices)                        (Zip Code)


                                 (804) 643-1761
              (Registrant's telephone number, including area code)


     Cornerstone Realty Income Trust, Inc. (which is referred to below as the "Company" or as "we," "us" or "our") is filing this report pursuant to Item 2 of Form 8-K because the Company has entered into transactions involving a "significant amount" of assets within the General Instructions to Form 8-K. Specifically, the Company is disclosing two financing transactions that resulted in mortgages on certain properties and is detailing a property acquisition. Any mortgage encumbrances on the Company's properties constitute "dispositions" of assets to the extent of the amount of the mortgages. Certain related matters also are reported below.

ITEM 2.  Acquisition or Disposition of Assets

Summary of Financing Transactions

     The Company through wholly-owned subsidiaries consummated and received proceeds from the following separate long-term financing transactions on June 20, 2001: (1) Promissory notes in the aggregate amount of $65 million from wholly-owned subsidiaries of the Company to First Union National Bank, and (2) a promissory note in the amount of 8.525 million from a wholly-owned subsidiary of the Company to Fannie Mae. The proceeds from both of the financing transactions will be used for general corporate purposes, including the reduction of unsecured debt from approximately $100,000,000 to approximately $60,000,000.


New Subsidiaries for $65 Million Financing

     In connection with the loans provided by First Union National Bank (which are referenced in this document as the "First Union Loans"), and at its request, the Company formed a total of six new wholly-owned subsidiaries that will operate as "special purpose entities." To qualify as special purpose entities, the Company's new subsidiaries have organizational documents that impose certain requirements on them while the First Union Loans are outstanding. In particular, the Company's new subsidiaries must maintain separate legal identities and must limit their activities to dealing with the apartment properties that secure the First Union Loans.

     Three of the Company's new subsidiaries serve as borrowers (the "Loan Subsidiaries") and own the apartment properties secured by the First Union Loans. The Company transferred (or caused our existing subsidiaries to transfer) a total of eight apartment properties to the Loan Subsidiaries.

     Because one of the Loan Subsidiaries is a limited liability company and another is a limited partnership, the lender requested that the Company form three other special purpose entities to serve, respectively, as the sole member, general partner and limited partner of those particular Loan Subsidiaries.


Overview of Loans for $65 Million Financing

     The First Union Loans are evidenced by a total of eight promissory notes from the Loan Subsidiaries. The collateral for each note consists of a single apartment property. The lender determined the principal amount of each note by reference to the property securing that note. The following table provides an overview of the First Union Loans:


Name of                             Name of Apartment               Post Office              Principal
Borrower                              Property Owned           Address (City, State)       Amount of Note
-----------------------------  ----------------------------  --------------------------  ------------------

CRIT-VA III, Inc.              Tradewinds                         Newport News, VA              $11,100,000
(organized in Virginia)

CRIT-NC IV, LLC                Deerfield                             Durham, NC                  10,220,000
(organized in Delaware)        Meadow Creek                        Pineville, NC                  9,590,000
                               Pinnacle Ridge                      Asheville, NC                  5,005,000
                                                                                                -----------

                                                                  Subtotal for Borrower         $24,815,000
                                                                                                ===========

CAC V Limited Partnership      Cottonwood Crossing                 Arlington, TX                  6,055,000
(organized in Virginia)        Main Park                          Duncanville, TX                 8,465,000
                               Paces Cove                            Dallas, TX                  11,165,000
                               WildWood                              Euless, TX                   3,400,000
                                                                                                -----------

                                                                  Subtotal for Borrower         $29,085,000
                                                                                                ===========

                                                                TOTAL for all Borrowers         $65,000,000
                                                                                                ===========

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Description of Promissory Notes for $65 Million Financing

     The eight promissory notes for the $65 million financing are substantially similar. Each promissory note provides for the following:

     o  a stated annual interest rate of 7.16%

     o  a maturity date of July 1, 2011

     o the payment of principal and interest in equal and consecutive monthly installments, beginning August 1, 2001

     o  the full payment of principal and all other amounts at maturity

     o the acceleration, at the option of the lender, of all amounts due under the note if any required monthly payment is not made within seven days of its due date or if there is any other event of default

     o a late charge of 5% on any payment that is not made within seven days of its due date

     o  an increase of 4% in the applicable interest rate upon any default

     o a restriction on voluntary prepayment, which is not permitted without penalty until the final three months of the note

       The actual number of amortized monthly installments is significantly less than the number of periods used in computing the amortization. As a result, the promissory notes will require balloon payments at maturity in the aggregate amount of approximately $56,430,000.

       Additional payments or penalties would apply in other circumstances, such as acceleration of a promissory note during the first two years based upon an event of default. If acceleration of a note occurs in the first year, the sum of the additional payments would equal at least 5% of the remaining debt under that note.

       Each promissory note also contains substantial limitations on release and substitution of collateral. The apartment property that serves as collateral under a promissory note cannot be released from its mortgage during the first two years of the note. After two years, the Loan Subsidiary could obtain such a release by providing the lender with substitute collateral in the form of

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direct, non-callable obligations of the United States.  Any substitute obligations must be structured to pay a series of amounts that match, as closely as possible, the remainder of the installments required under the promissory note involved.


Cross-Default Provisions for $65 Million Financing

       The eight apartment properties that serve as collateral for the promissory notes are subject to cross-default and cross-collateral provisions under separate and corresponding deeds of trust and related security documents. In general, any default under one promissory note would constitute a default under each other promissory note and would enable the lender to exercise its rights against all eight of the apartment properties.


Security Documents for $65 Million Financing

       As indicated above, the First Union Loans are secured by mortgages and other encumbrances on a total of eight apartment properties owned by the Loan Subsidiaries. The other encumbrances include a security interest in the related personal property and various assignments of leases, rents and contracts, all in favor of the lender. These encumbrances are created by multiple agreements and instruments, which will be referred to as "security documents" for simplicity.

       The security documents impose a number of requirements on the Loan Subsidiaries, as the owners of the apartment properties, including obligations to maintain adequate insurance. The security documents prohibit any further encumbrances and any further assignments of leases or rents with respect to the apartment properties.

       Upon any default that occurs under a promissory note or related security document, various remedies are available to the lender. Those remedies include, for example (a) declaring the entire principal balance under the promissory notes, together with all accrued and unpaid interest, to be due and payable immediately; (b) taking possession of the collateral, including the apartment properties; and (c) collecting rents from the apartment properties, or foreclosing on such properties, to satisfy unpaid amounts under the promissory notes. The Loan Subsidiaries, as the makers of the promissory notes, would be required to pay any costs that may be incurred by the lender in exercising such remedies.


Indemnity and Guaranty Agreements for $65 Million Financing

       We are required, as the parent company of each Loan Subsidiary, to indemnify the lender against defaults under the promissory notes and to guaranty the collection of all amounts due under those notes. These requirements are set forth in separate Indemnity and Guaranty Agreements executed by us with respect to each of the apartment properties securing the loans.

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Management of Apartments Involved in $65 Million Financing

       The Loan Subsidiaries have engaged the Company, or another one of the Company's subsidiaries, to manage the apartment properties they own. Such management will occur under separate and substantially similar property management agreements for each Loan Subsidiary. Each property management agreement provides for the following:

     o  an initial term of two years

     o automatic renewal for additional terms of two years each, unless written notice of termination is delivered from one party to the other at least 60 days before the end of any term

     o  collection of all rents by the manager

     o a property management fee equal to 5% of the monthly gross revenues from the apartment properties


Overview of Fannie Mae Loan

       On June 20, 2001, the Company obtained long-term financing in the amount of $8,525,000 through a new subsidiary. This financing was arranged by ARCS Commercial Mortgage Co., L.P., which assigned its beneficial interest in thefinancing to Fannie Mae.

       In connection with the Fannie Mae loan, the Company was asked to form three new subsidiaries that will operate as "single asset entities." These single asset entities have organizational documents that limit their operations to those required for the loan.

       One of these single asset entities, CAC IV Limited Partnership, is the borrower for the loan. Because the borrower is a limited partnership, the Company was asked to form two other single asset entities, which serve as the general partner and limited partner of the borrower.

       The Fannie Mae loan is evidenced by a promissory note and is secured by the Burney Oaks Apartment community in Arlington, Texas, which is owned by the borrower. To achieve this ownership, the Company caused an existing subsidiary to transfer this property to the borrower.

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Promissory Note for Fannie Mae Loan

       The promissory note for the Fannie Mae loan is made in the principal amount of $8,525,000 and provides for the following:

     o  a stated annual interest rate of 7.099%

     o  a maturity date of July 1, 2011

     o the payment of principal and interest in equal and consecutive monthly installments of $57,284.98, beginning August 1, 2001

     o  a balloon payment at maturity of approximately $7,400,000

     o the acceleration, at the option of the lender, of all amounts due under the note if there is any event of default, whether as to payment or otherwise

     o a late charge of 5% on any payment that is not made within 10 days of its due date

     o an increase of 4% in the applicable interest rate if any payment remains past due for 30 days or more

     o a restriction on voluntary prepayment, which generally is not permitted without premium or penalty more than 90 days before the maturity date

       In general, the borrower has no personal liability under the promissory note, and the lender's only recourse for non-payment is to exercise its remedies against the collateral. The borrower, however, would have personal liability for repayment of all indebtedness upon certain events of default. Those events of default include prohibited transfers of the collateral or of a controlling interest in the borrower, and changes in the borrower's status as a single asset entity.


Deed of Trust for Fannie Mae Loan

       As indicated above, the Fannie Mae loan is secured by a mortgage and other encumbrances on the apartment property owned by the borrower. The other encumbrances include a security interest in the related personal property and various assignments of leases, rents and contracts, all in favor of the lender. These encumbrances are created by a Multifamily Deed of Trust, Assignment of Rents, Security Agreement and Fixture Filing, which will be referred to as the "Deed of Trust" for simplicity.

       The Deed of Trust imposes a number of requirements on the borrower, including obligations to maintain adequate insurance. The Deed of Trust also prohibits any further encumbrances and any further assignments of leases or rents with respect to the apartment property involved.

       Upon a default under the promissory note or the Deed of Trust, various remedies are available to the lender. Those remedies include, for example (a) declaring the entire principal balance under the promissory note, together with all accrued and unpaid interest, to be due and payable immediately; (b) taking possession of the collateral, including the apartment property; and (c) collecting rents from the apartment property, or foreclosing on it, to satisfy unpaid amounts under the promissory note. The lender is entitled to recover any costs that it may incur in exercising such remedies.

       In connection with the Deed of Trust and the corresponding promissory note, the borrower entered into a replacement reserve and security agreement, which requires the following monthly deposits for the benefit of the lender:

     o  $4,500 each month from August 1, 2001 through July 1, 2004

     o  $5,600 each month from August 1, 2004 through July 1, 2007

     o $6,000 each month from August 1, 2004 through the date that all amounts due and payable have been paid in full under the promissory note


Management of Apartment Involved in Fannie Mae Loan

       The Company's borrowing subsidiary for the Fannie Mae loan has engaged the Company, under a property management agreement, to manage the apartment that secures the loan. This property management agreement is substantially similar to the property management agreements that the Company executed in connection with the $65 million financing (described above).


Acquisition of Apartment Property

       On June 8, 2001, the Company entered into a purchase agreement with Principal Life Insurance Company f/k/a Principal Mutual Life Insurance Company for the purchase of the Chase Gayton Apartments (which is referenced in this document as the "Property"). The total base purchase price was $21,175,000. Principal Life Insurance Company f/k/a Principal Mutual Life Insurance has no affiliation with the Company.

       The Property contains 328 garden-style apartments in 16 two and three story buildings on approximately 28 acres. With an average apartment size of 950 square feet, the Property has one, two and three bedroom floor plans and maintains a clubhouse, fitness center, swimming pool, lighted tennis and volleyball courts, a laundry facility, additional storage units, and controlled access units. Approximately 97% of the Property's apartments are currently occupied.

     The Property is located in Virginia, in the county of Henrico, just outside the city of Richmond. The Property is located on Chase Gayton Drive, just off of Gayton Road in the West End of Richmond (Henrico County). The immediate area surrounding the Property consists of other multi-family and single-family housing and commercial and retail development. The Property is convenient to

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major shopping areas, and is readily accessible from Interstates 64.  The downtown area and the Richmond International Airport are also easily accessible from the Property.

     Including this Property, the Company owns five apartment communities with a total of 1,381 units in the Richmond area. Richmond has a population of approximately 203,000 and the county of Henrico has a population of approximately 244,000 people. Richmond is located approximately 106 miles from Washington, D.C., and 156 miles from Raleigh, North Carolina. The City of Richmond and Henrico County are represented by a number of nationally recognized companies and organizations in the banking, financial services and health care sectors. Some of the major employers in the area include Philip Morris USA, Capital One Financial, Circuit City Stores Inc., Columbia/ HCA Healthcare Corp., Dominion Resources Inc., Ukrop's Super Markets Inc., Bon Secours-Richmond Health System, AlliedSignal Inc., DuPont, Wachovia Bank, First Union Corp., Reynolds
Metals Co., Trigon Healthcare Inc., and Southern States Cooperative Inc.   In
addition, the University of Richmond and Virginia Commonwealth University are also major area employers.

     The major highways serving the area are Interstates 95 and 64. The Richmond International Airport is centrally located within the metropolitan area and is approximately 30 miles from the Property.


ITEM 7.   Financial Statements and Exhibits

     (The exhibits listed below are to be filed by amendment as soon as practicable)

c. Exhibits.

4.1 Promissory Note dated June 20, 2001 in the principal amount of $11,100,000 made payable by CRIT-VA III, Inc. to First Union National Bank, with respect to the Tradewinds Apartments in Newport News, Virginia.

4.2 Indemnity and Guaranty Agreement dated as of June 20, 2001 by Cornerstone Realty Income Trust, Inc. as Indemnitor in favor of First Union National Bank as Lender, in connection with a $11,100,000 loan to CRIT-VA III, Inc. as Borrower with respect to the Tradewinds Apartments in Newport News, Virginia.

4.3 Deed of Trust and Security Agreement dated as of June 20, 2001, from CRIT-VA III, Inc., as Grantor, to TRSTE, Inc. as Trustee for First Union National Bank, the Beneficiary, with respect to the Tradewinds Apartments in Newport News, Virginia.

4.4 Assignment of Warranties and Other Contract Rights dated as of June 20, 2001 from CRIT-VA III, Inc. as Borrower to First Union National Bank as Lender with respect to the Tradewinds Apartments in Newport News, Virginia.

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4.5       Assignment of Leases and Rents dated as of June 20, 2001 by CRIT-VA
          III, Inc. as Assignor in favor of First Union National Bank as Assignee with respect to the Tradewinds Apartments in Newport News, Virginia.

4.6 Consent and Agreement of Manager dated as of June 20, 2001 by CRIT-VA III, Inc. as Borrower in favor of First Union National Bank as Lender with respect to the Tradewinds Apartments in Newport News, Virginia.

4.7 Environmental Indemnity Agreement dated as of June 20, 2001 by CRIT-VA III, Inc. and Cornerstone Realty Income Trust, Inc., as Indemnitors, in favor of First Union National Bank as Lender with respect to the Tradewinds Apartments in Newport News, Virginia.

4.8 Receipt and Closing Certificate dated June 20, 2001 by CRIT-VA III, Inc. as Borrower and Cornerstone Realty Income Trust, Inc. as Guarantor in favor of First Union National Bank as Lender with respect to the Tradewinds Apartments in Newport News, Virginia.

4.9 Schedule setting forth information on seven substantially identical promissory notes dated June 20, 2001 in various principal amounts made payable to the order of First Union National Bank.

4.10 Schedule setting forth information on seven substantially identical Indemnity and Guaranty Agreements dated as of June 20, 2001 by Cornerstone Realty Income Trust, Inc. as Indemnitor in favor of First Union National Bank as Lender.

4.11 Schedule setting forth information on seven substantially identical Deeds of Trust dated as of June 20, 2001 with First Union National Bank as Beneficiary.

4.12 Schedule setting forth information on seven substantially identical Assignments of Warranties and Other Contract Rights dated as of June 20, 2001 to First Union National Bank as Lender.

4.13 Schedule setting forth information on seven substantially identical Assignments of Leases and Rents dated as of June 20, 2001 to First Union National Bank as Assignee.

4.14 Schedule setting forth information on seven substantially identical Consents and Agreements of Manager dated as of June 20, 2001 in favor of First Union National Bank.

4.15 Schedule setting forth information on seven substantially identical Environmental Indemnity Agreements dated as of June 20, 2001 in favor of First Union National Bank.

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4.16      Schedule setting forth information on seven substantially identical
          Receipt and Closing Certificates dated June 20, 2001 in favor of First Union National Bank.

4.17 Multifamily Note dated June 20, 2001, in the principal amount of $8,950,000 made payable to the ARCS Commercial Mortgage Co., L.P. by CAC IV Limited Partnership with respect to the Burney Oaks Apartments in Arlington, Texas.

4.18 Multifamily Deed of Trust, Assignment of Rents and Security Agreement dated June 20, 2001, from CAC IV Limited Partnership, as Grantor, to trustee for ARCS Commercial Mortgage Co., L.P. with respect to the Burney Oaks Apartments in Arlington, Texas.

4.19 Replacement Reserve and Security Agreement, dated June 20, 2001, by and between CAC IV Limited Partnership and ARCS Commercial Mortgage Co., L.P. with respect to the Burney Oaks Apartments in Arlington, Texas.

4.20 Assignment of Multifamily Deed of Trust, Assignment of Rents, Security Agreement and Fixture Filing dated as of June 20, 2001 from ARCS Commercial Mortgage Co., L.P. to Fannie Mae with respect to the Burney Oaks Apartments in Arlington, Texas.

10.1      CRIT-VA III, Inc. Articles of Incorporation.

10.2      CRIT-VA III, Inc. Bylaws.

10.3 Property Management Agreement dated as of June 20, 2001 between CRIT-VA III, Inc. as Owner and Cornerstone Realty Income Trust, Inc. as Manager.

10.4      CRIT Special III, Inc. Articles of Incorporation.

10.5      CRIT Special III, Inc. Bylaws.

10.6      Operating Agreement of CRIT-NC IV, LLC.

10.7 Property Management Agreement dated as of June 20, 2001 between CRIT-NC IV, LLC as Owner and Cornerstone Realty Income Trust, Inc. as Manager.

10.8      CAC V Special General, Inc. Articles of Incorporation.

10.9      CAC V Special General, Inc. Bylaws.

10.10     CAC V Special Limited, Inc. Articles of Incorporation.

10.11     CAC V Special Limited, Inc. Bylaws.

10.12     Limited Partnership Agreement of CAC V Limited Partnership.

                                      -10-
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10.13     Property Management Agreement dated as of June 20, 2001 between CAC V
          Limited Partnership as Owner and Apple General, Inc. as Manager.

10.14     CAC IV Special General, Inc. Articles of Incorporation.

10.15     CAC IV Special General, Inc. Bylaws.

10.16     CAC IV Special Limited, Inc. Articles of Incorporation.

10.17     CAC IV Special Limited, Inc. Bylaws.

10.18     Limited Partnership Agreement of CAC IV Limited Partnership.

10.19 Property Management Agreement dated as of June 20, 2001 between CAC IV Limited Partnership as Owner and Apple General, Inc. as Manager.

10.20 Real Estate Purchase and Sale Agreement dated as of June 8, 2001 between Principal Life Insurance Company f/k/a Principal Mutual Life Insurance Company and Cornerstone Realty Income Trust, Inc.


                                      -11-
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                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         Cornerstone Realty Income Trust, Inc.


                                         By:    /s/  Glade M. Knight
                                             --------------------------------
                                              Glade M. Knight, President


                                         July 9, 2001



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